UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21343

Salomon Brothers Emerging Markets Debt Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Salomon Brothers Asset Management Inc

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: October 31

Date of reporting period: April 30, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Salomon Brothers

Emerging Markets

Debt Fund Inc.

Semi-Annual Report

April 30, 2005

PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

ESDSEMI 4/05

05-8675

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Letter From the Chairman

R. Jay Gerken, CFA

Chairman and Chief Executive Officer

Dear Shareholder,

Despite rising interest rates, climbing oil prices, geopolitical concerns and uncertainties surrounding the U.S. Presidential election, the U.S. economy continued to expand during the period. Following a robust 4.0% gain in the third quarter of 2004, gross domestic product (“GDP”)i was 3.8% in the fourth quarter. After the end of the Fund’s reporting period, the advance first quarter 2005 GDP figure was revised up to 3.5% from 3.1%.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following three rate hikes from June through September 2004, the Fed again increased its target for the federal funds rateiii in 0.25% increments four times during the reporting period. Following the end of the Fund’s reporting period, at it’s May meeting, the Fed once again increased it’s target for the federal funds rate by 0.25% to 3.00%.

During the first half of the reporting period, the fixed income market confounded many investors as short term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, remained fairly steady. However, this began to change in late February 2005, as strong economic data and inflationary concerns caused longer-term rates to rise as well. This continued through March, before longer-term rates again declined on the back of mixed economic data. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Aggregate Bond Indexiv, returned 0.98%.

During the period, emerging markets debt, as represented by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v returned 3.51%. Continued strong country fundamentals and improved market technicals outweighed the downward pressure exerted throughout the period by Fed tightening. Continued strength in commodity prices, including metals, agriculture, and oil, provided positive support for many emerging market countries.

FUND PERFORMANCE AS OF APRIL 30, 2005

(unaudited)

Price Per Share	30-Day SEC Yield	Six-Month Total Return
$19.29 (NAV)	7.43%	7.01%
$18.75 (Market Price)	7.65%	4.29%

All figures represent past performance and are not a guarantee of future results. The Fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the Fund’s filings with the SEC. The yield figure reflects the income dividends and interest earned during the period after deduction of the Fund’s expenses for the period. These yields are as of April 30, 2005 and are subject to change.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Special Shareholder Notice

Effective January 1, 2005, the benchmark for the Salomon Brothers Emerging Markets Debt Fund Inc. changed from the JPMorgan Emerging Markets Bond Index Plus (“EMBI+”)vi to the EMBI Global. In the opinion of the investment manager, the EMBI Global will provide a more effective benchmark index for the Fund because of its greater diversity and more accurate reflection of the portfolio strategy with which the fund is managed.

Performance Review

For the six months ended April 30, 2005, the Salomon Brothers Emerging Markets Debt Fund Inc. returned 4.29%, based on its New York Stock Exchange (“NYSE”) market price and 7.01% based on its net asset value (“NAV”)vii per share. In comparison, the Fund’s unmanaged benchmark, the EMBI Global returned 3.51% and the Fund’s previous benchmark, the EMBI+, returned 3.82% for the same time frame. The Fund’s Lipper Emerging Markets Debt Closed-End Funds Category Averageviii was 4.88%. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.97 per share (which may include return of capital). On May 5, 2005, after the close of the fund’s semiannual reporting period, the Fund announced a dividend from ordinary income for the months of June, July and August of $0.12000 per common share, down from the $0.15000 monthly dividend paid in previous months. In declaring the new rate, the Fund cited the positive performance of the emerging debt markets since the inception of the Fund. These returns helped generate gains that, in turn, reduced the investment income available for distributions. This decline in investment income is a function of lower interest rates combined with substantial spread tightening in emerging debt markets. The performance table shows the Fund’s 30-day SEC yield as well as its six-month total return based on its NAV and market price as of April 30, 2005. Past performance is no guarantee of future results. The Fund’s yields will vary.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “ESD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XESDX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman and Chief Executive Officer

May 20, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Like any investment, there is a risk of loss, you may not be able to sell the shares for the same amount that you purchased them. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
[v]	JPMorgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.
vi	The JPMorgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.
vii	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.
viii	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended April 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 13 Funds in the fund’s Lipper category, and excluding sales charges.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Fund at a Glance (unaudited)

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Schedule of Investments (unaudited)

April 30, 2005

Face Amount†		Security	Value
Sovereign Bonds — 85.3%
Argentina — 3.7%
		Republic of Argentina (a)(b)#:
185,000	DEM	7.875% due 7/29/05‡	$37,447
260,000	DEM	11.250% due 4/10/06‡	55,083
685,000	EUR	8.000% due 2/26/08‡	280,254
1,050,000	EUR	8.125% due 4/21/08‡	424,973
850,000	DEM	9.000% due 11/19/08‡	168,262
430,000	EUR	8.250% due 7/6/10‡	171,176
1,200,000	EUR	8.250% due 7/6/10	395,306
370,000	DEM	10.250% due 2/6/49‡	79,194
4,000,000	DEM	8.500% due 2/23/49‡	840,568
920,000	DEM	7.000% due 3/18/49‡	190,140
400,000	EUR	9.000% due 6/20/49‡	160,577
185,000	EUR	8.500% due 7/1/49‡	73,884
195,000	DEM	9.000% due 9/19/49‡	39,174
405,000	DEM	10.500% due 11/14/49‡	80,413
19,010,000		Discount Bond, Series L-GL, 3.500% due 3/31/23 (c)‡	10,996,334
		Medium-Term Notes:
275,000	EUR	9.000% due 5/24/05 (d)‡	111,072
1,995,000,000	ITL	4.645% due 7/8/05 (c)‡	400,237
320,000	EUR	10.250% due 1/26/07‡	134,290
620,000	EUR	10.000% due 2/22/07‡	257,945
990,000,000	ITL	7.625% due 8/11/07‡	201,683
1,025,000,000	ITL	8.000% due 10/30/09‡	205,512
380,000	EUR	8.500% due 7/30/10‡	150,732
485,000	EUR	8.750% due 2/4/49‡	200,589
2,000,000	EUR	7.000% due 3/18/49‡	808,569
295,000,000	ITL	7.000% due 3/18/49‡	61,584
250,000	EUR	7.125% due 6/10/49‡	99,585
185,000	EUR	9.250% due 7/20/49‡	73,837
195,000	EUR	8.125% due 10/4/49‡	76,178
250,000	EUR	9.250% due 10/21/49‡	101,672
18,000,000		Par Bond, Series L-GP, 6.000% due 3/31/23‡	10,479,600

			27,355,870

Brazil — 19.4%
		Federative Republic of Brazil:
24,690,000		12.250% due 3/6/30 (e)	30,578,565
15,815,000		11.000% due 8/17/40 (e)	17,918,395

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Schedule of Investments (unaudited) (continued)

April 30, 2005

Face Amount†	Security	Value
Brazil — 19.4% (continued)
77,868,775	C Bond, 8.000% due 4/15/14 (e)	$77,673,908
7,000,000	Collective Action Securities, 10.500% due 7/14/14 (e)	7,901,250
	DCB, Series L:
4,900,063	Bearer, 4.313% due 4/15/12 (c)	4,592,278
6,485,336	Registered, 4.313% due 4/15/12 (c)	6,077,975

		144,742,371

Bulgaria — 0.5%
3,175,000	Republic of Bulgaria, 8.250% due 1/15/15 (d)	3,948,906

Chile — 1.5%
10,700,000	Republic of Chile, 5.500% due 1/15/13 (e)	11,162,820

Colombia — 4.9%
	Republic of Colombia:
2,550,000	10.750% due 1/15/13	2,901,900
9,765,000	8.125% due 5/21/24 (e)	8,983,800
17,200,000	10.375% due 1/28/33 (e)	18,619,000
4,725,000	Medium-Term Notes, 11.750% due 2/25/20 (e)	5,764,500

		36,269,200

Costa Rica — 0.5%
4,000,000	Republic of Costa Rica, 6.548% due 3/20/14 (d)	3,820,000

Ecuador — 1.3%
	Republic of Ecuador:
9,770,000	12.000% due 11/15/12 (d)	9,281,500
75,000	8.000% due 8/15/30 (c)(d)	61,125

		9,342,625

El Salvador — 0.9%
6,275,000	Republic of El Salvador, 7.750% due 1/24/23 (d)	6,902,500

Malaysia — 1.5%
	Federation of Malaysia:
100,000	8.750% due 6/1/09 (e)	115,706
9,475,000	7.500% due 7/15/11 (e)	10,892,742

		11,008,448

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Schedule of Investments (unaudited) (continued)

April 30, 2005

Face Amount†	Security	Value
Mexico — 15.3%
	United Mexican States:
6,150,000	11.375% due 9/15/16	$8,932,875
2,500,000	8.125% due 12/30/19	2,931,250
	Medium-Term Notes:
35,375,000	8.300% due 8/15/31 (e)	41,609,844
	Series A:
34,675,000	6.625% due 3/3/15 (e)	36,772,838
15,800,000	8.000% due 9/24/22	18,391,200
5,000,000	7.500% due 4/8/33	5,431,250

		114,069,257

Panama — 2.8%
	Republic of Panama:
2,700,000	7.250% due 3/15/15	2,808,000
3,025,000	10.750% due 5/15/20	3,970,312
195,000	9.375% due 1/16/23 (e)	229,856
3,000,000	8.875% due 9/30/27	3,375,000
10,000,000	8.125% due 4/28/34 (e)	10,675,000

		21,058,168

Peru — 3.7%
	Republic of Peru:
2,100,000	9.875% due 2/6/15	2,483,250
11,675,000	8.750% due 11/21/33	12,375,500
9,702,000	FLIRB, 5.000% due 3/7/17 (c)(e)	9,095,625
3,825,000	PDI, 5.000% due 3/7/17 (c)	3,652,875

		27,607,250

The Philippines — 3.6%
	Republic of the Philippines:
2,275,000	8.250% due 1/15/14	2,263,625
22,475,000	10.625% due 3/16/25 (e)	24,286,485

		26,550,110

Russia — 13.9%
2,500,000	Aries Vermogensverwaltungs GmbH, Russian Federation Credit-Linked Notes, Series C, 9.600% due 10/25/14 (d)	3,187,500
94,025,000	Russian Federation, 5.000% due 3/31/30 (c)(d)(e)	100,136,625

		103,324,125

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Schedule of Investments (unaudited) (continued)

April 30, 2005

Face Amount†	Security	Value
South Africa — 1.6%
11,100,000	Republic of South Africa, 6.500% due 6/2/14	$12,043,500

Turkey — 4.4%
	Republic of Turkey:
23,240,000	11.500% due 1/23/12 (e)	28,236,600
1,725,000	11.000% due 1/14/13	2,078,625
365,000	11.875% due 1/15/30 (e)	479,063
1,950,000	Collective Action Securities, 9.500% due 1/15/14	2,188,875

		32,983,163

Ukraine — 1.2%
	Republic of Ukraine:
2,044,091	11.000% due 3/15/07 (d)	2,192,288
6,275,000	7.650% due 6/11/13 (d)	6,745,625

		8,937,913

Uruguay — 0.7%
6,343,749	Republic of Uruguay, Benchmark Bonds, 7.875% due 1/15/33 (f)	5,423,905

Venezuela — 3.9%
	Bolivarian Republic of Venezuela:
3,425,000	5.375% due 8/7/10	3,085,925
2,600,000	8.500% due 10/8/14	2,570,100
	Collective Action Securities:
3,850,000	10.750% due 9/19/13	4,327,400
19,050,000	9.375% due 1/13/34 (e)	18,878,550

		28,861,975

	Total Sovereign Bonds (Cost — $616,987,435)	635,412,106

Corporate Bonds — 5.1%
28,825,000	PEMEX Project Funding Master Trust, 9.500% due 9/15/27 (d)	35,973,600
1,650,000	Petronas Capital Ltd., 7.875% due 5/22/22 (d)	2,029,955

	Total Corporate Bonds (Cost — $36,736,815)	38,003,555

Loan Participation (c)(g) — 0.3%
Morocco — 0.3%
1,962,222	Kingdom of Morocco, Tranche A, 3.803% due 1/2/09 (JPMorgan Chase & Co.) (Cost — 1,946,559)	1,937,694

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Schedule of Investments (unaudited) (continued)

April 30, 2005

Face Amount	Security	Value
Repurchase Agreements (e) — 9.3%
$20,000,000	Interest in $1,326,764,000 joint tri-party repurchase agreement dated 4/29/05 with Bank of America Corp., 2.960% due 5/2/05; Proceeds at maturity — $20,004,933; (Fully collateralized by various U.S. government agency obligations, 0.000% to 3.350% due 7/27/05 to 11/9/07; Market value — $20,400,007)	$20,000,000
20,000,000	Interest in $629,394,000 joint tri-party repurchase agreement dated 4/29/05 with Deutsche Bank Securities Inc., 2.960% due 5/2/05; Proceeds at maturity — $20,004,933; (Fully collateralized by various U.S. government agency obligations, 0.000% to 9.500% due 9/15/05 to 5/1/35; Market value — $20,415,892)	20,000,000
9,213,000	Interest in $485,347,000 joint tri-party repurchase agreement dated 4/29/05 with Morgan Stanley, 2.950% due 5/2/05; Proceeds at maturity — $9,215,265; (Fully collateralized by various U.S. government agency obligations, 0.000% to 5.600% due 7/22/05 to 3/3/25; Market value — $9,465,647)	9,213,000
20,000,000	Interest in $850,128,000 joint tri-party repurchase agreement dated 4/29/05 with UBS Securities LLC, 2.950% due 5/2/05; Proceeds at maturity — $20,004,917; (Fully collateralized by various U.S. government agency obligations, 0.000% to 8.500% due 5/26/05 to 8/6/38; Market value — $20,400,086)	20,000,000

	Total Repurchase Agreements (Cost — $69,213,000)	69,213,000

	Total Investments — 100.0% (Cost — $724,883,809*)	$744,566,355

†	Face amount denominated in U.S. dollars unless otherwise indicated.
‡	On June 6, 2005 bonds were exchanged for Republic of Argentina, Discount Bonds, 5.830% due 12/31/33 denominated in Argentine peso.
#	Argentina bonds were tendered as of February 25, 2005, under a plan of reorganization of Argentina.
(a)	Security is currently in default.
(b)	Non-income producing security.
(c)	Rate shown reflects current rate on instrument with variable rate or step coupon rates.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.
(e)	All or portion of this security is segregated as collateral for futures contracts, reverse repurchase agreements and/or swap agreement.
(f)	Payment-in-kind security for which all or part of income earned may be paid as additional principle.
(g)	Participation interests were acquired through the financial institutions indicated parenthetically.
*	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

C Bond — Capitalization Bond

DCB     — Debt Conversion Bond

DEM    — German Mark

EUR     — Euro

FLIRB — Front-Loaded Interest Reduction Bond

ITL       — Italian Lira

PDI       — Past Due Interest

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Statement of Assets and Liabilities (unaudited)

April 30, 2005

ASSETS:
Investments, at value (Cost — $724,883,809)	$744,566,355
Cash	805
Interest receivable	9,098,717
Deposits with brokers for initial margin on futures contracts	2,315,000
Receivable for securities sold	1,368,316
Receivable from broker — variation margin	625,000

Total Assets	757,974,193

LIABILITIES:
Payable for open reverse repurchase agreements (Notes 1 and 3)	215,405,995
Unrealized depreciation on credit default swap contracts (Notes 1 and 3)	737,599
Management fee payable	495,697
Interest payable (Note 3)	427,479
Offering costs payable	284,321
Directors’ fees payable	2,538
Accrued expenses	182,334

Total Liabilities	217,535,963

Total Net Assets	$540,438,230

NET ASSETS:
Par value of common stock ($0.001 par value, 100,000,000 shares authorized; 28,009,890 shares outstanding)	$28,010
Capital paid in excess of par value	533,212,874
Overdistributed net investment income	(2,357,193)
Accumulated net realized loss from investment transactions, futures contracts, options, credit default swap contracts and foreign currencies	(5,668,928)
Net unrealized appreciation of investments, futures contracts and credit default swap contracts	15,223,467

Total Net Assets	$540,438,230

Net Asset Value, per share ($540,438,230 ÷ 28,009,890 shares outstanding)	$19.29

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2005

INVESTMENT INCOME:
Interest	$26,586,833

EXPENSES:
Management fee (Note 2)	3,085,934
Interest expense (Notes 1 and 3)	1,707,207
Custody	121,130
Shareholder communications	58,348
Stock exchange listing fees	57,229
Audit and tax fees	29,499
Directors’ fees	22,113
Transfer agency services	18,227
Legal fees	12,071
Other	9,554

Total Expenses	5,121,312

Net Investment Income	21,465,521

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS, CREDIT DEFAULT SWAP CONTRACTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	9,881,431
Futures contracts	(2,282,134)
Options	176,800
Credit default swap contracts	113,466
Foreign currencies	(23,911)

Net Realized Gain	7,865,652

Net Change in Unrealized Appreciation/Depreciation of Investments, Futures Contracts and Credit Default Swap Contracts	7,534,477

Net Gain on Investments, Futures Contracts, Options, Credit Default Swap Contracts and Foreign Currencies	15,400,129

Increase in Net Assets From Operations	$36,865,650

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Statement of Changes in Net Assets

For the Six Months Ended April 30, 2005 (unaudited) and the Period Ended October 31, 2004†

	2005	2004†
OPERATIONS:
Net investment income	$21,465,521	$40,207,295
Net realized gain (loss)	7,865,652	(13,534,580)
Net change in unrealized appreciation/depreciation	7,534,477	7,688,990

Increase in Net Assets From Operations	36,865,650	34,361,705

DISTRIBUTIONS TO SHAREHOLDERS FROM (Note 1):
Net investment income	(27,073,547)	(37,020,029)

Decrease in Net Assets From Distributions to Shareholders	(27,073,547)	(37,020,029)

FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares (27,214,399 shares issued, net of $1,088,576 offering costs)	—	518,706,464
Net proceeds from shares issued on reinvestment of distributions (276,721 and 513,523 shares issued, respectively)	5,271,374	9,226,613

Increase in Net Assets From Fund Share Transactions	5,271,374	527,933,077

Increase in Net Assets	15,063,477	525,274,753

NET ASSETS:
Beginning of period	525,374,753	100,000

End of period*	$540,438,230	$525,374,753

* Includes undistributed (overdistributed) net investment income of:	$(2,357,193)	$3,250,833

†	For the Period December 1, 2003 (commencement of operations) to October 31, 2004.

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Statement of Cash Flows (unaudited)

For the Six Months Ended April 30, 2005

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$29,489,321
Operating expenses paid	(3,508,022)
Net purchase of short-term investments	(60,380,620)
Realized gain on credit default swap contracts	113,466
Realized loss on foreign currency transactions	(23,911)
Realized gain on options	176,800
Realized loss on futures contracts	(2,282,134)
Net change in unrealized appreciations of futures contracts	4,959,196
Purchases of long-term investments	(180,625,839)
Proceeds from disposition of long-term investments	261,991,953
Change in receivable from variation margin	(1,937,500)
Interest paid	(2,208,787)

Net Cash Provided By Operating Activities	45,763,923

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(27,073,547)
Repayment of reverse repurchase agreements	(24,536,709)
Proceeds from shares issued on reinvestment of distributions	5,271,374
Offering costs paid	(259,324)

Net Cash Flows Used by Financing Activities	(46,598,206)

Net Decrease in Cash	(834,283)
Cash, Beginning of period	3,150,088

Cash, End of period	$2,315,805

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$36,865,650

Accretion of discount on investments	(1,363,766)
Amortization of premium on investments	1,063,134
Decrease in investments, at value	9,894,197
Decrease in interest receivable	3,203,120
Decrease in receivable for securities sold	44,202,505
Increase in variation margin receivable	(1,937,500)
Decrease in payable of securities purchased	(45,567,920)
Decrease in interest payable	(501,580)
Decrease in accrued expenses	(93,917)

Total Adjustments	8,898,273

Net Cash Flows Provided By Operating Activities	$45,763,923

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Financial Highlights

Data for a share of common stock outstanding throughout the year and/or period ended October 31, unless otherwise noted:

	2005(1)(2)		2004(2)(3)
Net Asset Value, Beginning of Period	$18.94		$19.06	*

Income (Loss) From Operations:
Net investment income	0.77		1.47
Net realized and unrealized gain (loss)	0.55		(0.25)

Total Income From Operations	1.32		1.22

Less Distributions From:
Net investment income	(0.97)		(1.35)

Total Distributions	(0.97)		(1.35)

Increase in Net Asset Value Due to Shares Issued on Reinvestment of Dividends	—		0.01

Net Asset Value, End of Period	$19.29		$18.94

Market Value, End of Period	$18.75		$18.91

Total Return, Based on Market Price (4)	4.29	%‡	2.04	%‡
Total Return, Based on Net Asset Value	7.01	%‡	7.08	%‡
Ratios to Average Net Assets:
Total expenses, including interest expense	1.89	%†	1.82	%†
Total expenses, excluding interest expense (operating expenses)	1.26	%†	1.32	%†
Net investment income	7.92	%†	8.90	%†
Supplemental Data:
Net Assets, End of Period (000s)	$540,438		$525,375
Portfolio Turnover Rate	19%		94%

(1)	For the six months ended April 30, 2005 (unaudited).
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	For the period December 1, 2003 (commencement of operations) to October 31, 2004.
(4)	For the purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
*	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Notes to Financial Statements (unaudited)

Note  1.  Organization  and  Significant  Accounting  Policies

Salomon Brothers Emerging Markets Debt Fund Inc. (“Fund”) was incorporated in Maryland on April 16, 2003 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek total return. As a secondary objective, the Fund seeks high current income.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) INVESTMENT VALUATION. Debt securities are valued at the mean between the bid and asked price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked price as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Notes to Financial Statements (unaudited) (continued)

specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price marked-to-market (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings which may create leverage risk by the Fund.

(d) FINANCIAL FUTURES CONTRACTS. The Fund may enter into financial future contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial future contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) WRITTEN OPTIONS. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) LOAN PARTICIPATIONS. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Notes to Financial Statements (unaudited) (continued)

the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(g) CREDIT DEFAULT SWAPS. The Fund enters into credit default swap contracts (“swaps”) for investment purposes, to manage its credit risk or to add leverage. As a seller in a credit default swap contract, the Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into Credit Default Swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Notes to Financial Statements (unaudited) (continued)

or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

(h) CREDIT AND MARKET RISK WITH EMERGING DEBT. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(j) SECURITY TRANSACTIONS AND INVESTMENT TRANSACTIONS. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(k) FOREIGN CURRENCY TRANSLATION. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Notes to Financial Statements (unaudited) (continued)

and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) DISTRIBUTIONS TO SHAREHOLDERS. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) FEDERAL AND OTHER TAXES. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(n) RECLASSIFICATIONS. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Note  2.  Management  and  Advisory  Fees  and  Other  Transactions  with  Affiliates

The Fund entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”). SBAM provides all management, advisory and administration services for the Fund.

The Fund currently pays SBAM a monthly fee at an annual rate of 0.85% of the Fund’s average daily net assets plus any borrowings for its services.

At April 30, 2005, Citigroup Financial Products Inc., another indirectly, wholly-owned subsidiary of Citigroup, held 5,765 shares of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of SBAM and do not receive compensation from the Fund.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Notes to Financial Statements (unaudited) (continued)

Note  3.  Portfolio  Activity

For the six months ended April 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$135,057,919

Sales	$217,789,454

At April 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$22,567,551
Gross unrealized depreciation	(2,885,005)

Net unrealized appreciation	$19,682,546

Transactions in reverse repurchase agreements for the Fund during the six months ended April 30, 2005 were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$185,165,306	1.83%	$356,917,704

Interest rates on reverse repurchase agreements ranged from 0.60% to 2.85% during the six months ended April 30, 2005. Interest paid on reverse repurchase agreements totaled $2,208,787.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Notes to Financial Statements (unaudited) (continued)

At April 30, 2005, the Fund had the following open reverse repurchase agreements:

Face Amount	Security	Value
$20,127,079	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 7/8/04 bearing 1.100% to be repurchased at $20,351,552 on 7/8/05, collateralized by: $18,998,820 Federative Republic of Brazil, C Bond, 8.000% due 4/15/14; Market value (including accrued interest) — $19,017,719	$20,127,079
41,960,000	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 3/24/05 bearing 2.800% to be repurchased at $43,151,198 on 3/24/06, collateralized by: $40,000,000 Russian Federation, 5.000% due 3/31/30; Market value (including accrued interest) — $42,773,923	41,960,000
25,687,500	Reverse Repurchase Agreement with UBS Financial Services Inc., dated 3/28/05 bearing 2.850% to be repurchase at $26,429,762 on 3/28/06, collateralized by: $25,000,000 United Mexican States, Medium-Term Notes, 8.300% due 8/15/31; Market value (including accrued interest) — $29,836,153	25,687,500
17,093,916	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 3/29/05 bearing 0.600% to be repurchased at $17,119,842 on 6/28/05, collateralized by: $15,500,000 Federative Republic of Brazil, 11.000% due 8/17/40; Market value (including accrued interest) — $17,911,972	17,093,916
31,350,000	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 4/20/05 bearing 1.450% to be repurchased at $31,810,889 on 4/20/06, collateralized by: $31,664,700 Federative Republic of Brazil, C Bond, 8.000% due 4/15/14; Market value (including accrued interest) — $31,696,199	31,350,000
26,125,000	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 4/20/05 bearing 1.450% to be repurchased at $26,509,074 on 4/20/06, collateralized by: $26,387,250 Federative Republic of Brazil, C Bond, 8.000% due 4/15/14; Market value (including accrued interest) — $26,413,499	26,125,000
53,062,500	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 4/27/05 bearing 2.850% to be repurchased at $54,595,785 on 4/27/06, collateralized by: $50,000,000 Russian Federation, 5.000% due 3/31/30; Market value (including accrued interest) — $53,467,404	53,062,500

	Total Reverse Repurchase Agreements (Cost — $215,405,995)	$215,405,995

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Notes to Financial Statements (unaudited) (continued)

At April 30, 2005, the Fund had the following open futures contracts:

Contracts to Sell	Number of Contracts	Expiration	Basis Value	Market Value	Unrealized Loss
U.S. Treasury 10 Year Note	2,500	6/05	$274,833,208	$278,554,688	$(3,721,480)

At April 30, 2005, the Fund had outstanding the following credit default swap contracts:

Swap Counterparty:	Morgan Stanley & Co. International Ltd.
Effective Date:	3/16/05
Reference Entity:	Federative Republic of Brazil, 12.250% due 3/6/30
Notional Amount:	$37,000,000 Fixed Rate 3.600%
Termination Date:	3/20/10
Unrealized Depreciation:	$(737,599)

At April 30, 2005, the Fund held one loan participation with a total cost of $1,946,559 and a total market value of $1,937,694.

Note  4.  Dividends  Subsequent  to  April  30,  2005

On February 4, 2005, the Board of Directors (“Board”) of the Fund declared a dividend from net investment income in the amount of $0.1500 per share payable on May 27, 2005 to shareholders of record on May 17, 2005.

In addition, on May 4, 2005, the Fund’s Board declared three dividends, each in the amount of $0.1200 per share, payable on June 24, 2005, July 29, 2005 and August 26, 2005 to shareholders of record on June 14, 2005, July 12, 2005 and August 16, 2005, respectively.

Note  5.  Capital  Loss  Carryforward

On October 31, 2004, the Fund had a net capital loss carryforward of approximately $22,155,659 which expires on October 31, 2012. This amount will be available to offset like amounts of any future taxable gains.

Note  6.  Change in  Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP has resigned as the independent registered public accounting firm for the Fund effective June 17, 2005. The Fund’s Audit Committee has approved the engagement of KPMG LLP as the Fund’s new independent registered public accounting firm for the fiscal year ending October 31, 2005. A majority of the Fund’s Board of Directors, including a majority of the independent Directors, approved the appointment of KPMG LLP, subject to the right, of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Notes to Financial Statements (unaudited) (continued)

The reports of PricewaterhouseCoopers LLP on the Fund’s financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund’s two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

Note  7.  Additional  Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) (each an affiliate of the manager) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the CAM-managed funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Notes to Financial Statements (unaudited) (continued)

money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by the board of CAM-managed fund. CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distribution will be allocated, and when such distribution will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

The Fund did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

Note  8.  Legal  Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Notes to Financial Statements (unaudited) (continued)

damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

Note  9.  Subsequent  Event

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBAM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash, all dividends, including any capital gain dividends, on your Common Shares will be automatically reinvested by PFPC, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by PFPC as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)  If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2)  If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Dividend Reinvestment Plan (unaudited) (continued)

You may withdraw from the Plan by notifying the Plan Agent in writing at P.O. Box 43027, Providence, RI 02940-3027 or by calling the Plan Agent at 1-800-331-1710. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-800-331-1710.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Additional Shareholder Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Salomon Brothers Emerging Markets Debt Fund Inc. was held on February 25, 2005, for the purposes of considering and voting upon the election of the entire Board of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of Directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	27,148,788	305,072
Daniel P. Cronin	27,151,619	302,241
Leslie H. Gelb	27,132,042	321,818
R. Jay Gerken	27,150,669	303,191
William R. Hutchinson	27,150,294	303,566
Dr. Riordan Roett	27,148,543	305,317
Jeswald W. Salacuse	27,143,428	310,432

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Additional Shareholder Information (unaudited)

This report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

SALOMON BROTHERS EMERGING MARKETS DEBT FUND INC.

Directors

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN, CFA

WILLIAM R. HUTCHINSON

RIORDAN ROETT

JESWALD W. SALACUSE

Officers

R. JAY GERKEN, CFA

Chairman and Chief Executive Officer

PETER J. WILBY, CFA

President

ANDREW B. SHOUP

Senior Vice President and Chief Administrative Officer

FRANCES M. GUGGINO

Chief Financial Officer and Treasurer

JAMES E. CRAIGE, CFA

Executive Vice President

THOMAS K. FLANAGAN, CFA

Executive Vice President

ANDREW BEAGLEY

Chief Compliance Officer

WENDY S. SETNICKA

Controller

ROBERT I. FRENKEL

Secretary and Chief Legal Officer

Salomon Brothers Emerging Markets Debt Fund Inc.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

Telephone 1-888-777-0102

INVESTMENT MANAGER

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

TRANSFER AGENT

PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

ESD

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Emerging Markets Debt Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Salomon Brothers Emerging Markets Debt Fund Inc.

Date: July 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Salomon Brothers Emerging Markets Debt Fund Inc.

Date: July 6, 2005

By:	/s/ Frances M Guggino
(Frances M Guggino)
Chief Financial Officer of Salomon Brothers Emerging Markets Debt Fund Inc.

Date: July 6, 2005